Property Plant and Equipment Net (Detail) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Property Plant And Equipment [Abstract]
Land and land improvements	$ 915,158	$ 865,700
Mineral reserves and interests	1,114,560	1,001,295
Buildings	151,115	144,076
Machinery and equipment	3,766,975	3,473,826
Construction in progress	167,722	128,301
Gross property, plant and equipment	6,115,530	5,613,198
Less accumulated depreciation, depletion and amortization	(2,692,135)	(2,457,198)
Total	$ 3,423,395	$ 3,156,000